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                                                                    EXHIBIT 10.7


                                 EXHIBIT 10.07

                   SCHEDULE OF EXECUTIVE SEVERANCE AGREEMENTS


     The following have executed Executive Severance Agreements substantially in the same form as the agreement described in Exhibit 10.06 to the Valero Refining and Marketing Company Form 10.


                            Employee
                   -------------------------

          Edward C. Benninger
          E. Baines Manning